361 MANAGED FUTURES STRATEGY FUND
Investor Class

(Ticker Symbol: AMFQX)

Class I Shares

(Ticker Symbol: AMFZX)

A series of Investment Managers Series Trust

Supplement dated July 31, 2018, to the

Summary Prospectus dated March 5, 2018, as supplemented.

Effective August 1, 2018 (the “Effective Date”), Jeremy Frank will no longer serve as a portfolio manager to the 361 Managed Futures Strategy Fund (the “Fund”). Accordingly, as of the Effective Date, all references in the Summary Prospectus to Mr. Frank are hereby deleted in their entirety. Blaine Rollins, Clifford Stanton, Aditya Bhave, Jason Leupold, John Riddle and Randall Bauer will continue to serve as portfolio managers of the Fund.

Please file this Supplement with your records.